EXHIBIT 1.1



                      __________ TRUST PREFERRED SECURITIES

                              TRAVELERS CAPITAL I

                        ____% Trust Preferred Securities

              (Liquidation amount $25 per Trust Preferred Security)
               guaranteed to the extent set forth in the Prospectus
                         Supplement dated ______, 199_ by

                              TRAVELERS GROUP INC.

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                __________, 199_

SMITH BARNEY INC.
[CO-MANAGERS]

     As Representatives of the Several Underwriters

c/o  SMITH BARNEY INC.
     388 Greenwich Street
     New York, New York  10013

Ladies and Gentlemen:

          Travelers Capital I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Business Code, 12 Del. C.
Section 3801 et seq.), proposes, upon the terms and conditions set forth herein, to issue and sell _______________% Trust Preferred Securities with an aggregate liquidation amount equal to $__________ (the "Firm Preferred Securities") to the several Underwriters named in Schedule I hereto (the "Underwriters"). The Trust also proposes, upon the terms and conditions set forth herein and solely for the purpose of covering over-allotments, to issue and sell to the Underwriters up to an additional ____________ ___% Trust Preferred Securities with an aggregate liquidation amount equal to $_________ (the "Additional Preferred Securities"). The Firm Preferred Securities and the Additional Preferred Securities are hereinafter collectively referred to as the "Preferred Securities."

          The Preferred Securities and the Common Securities (as defined herein) are to be issued pursuant to the terms of a declaration of trust, dated as of September 19, 1996, as amended and restated as of ________, 199_ (the
"Declaration"), among Travelers Group Inc., a Delaware corporation (the "Company" and, together with the Trust, the "Offerors"), as sponsor, the trustees named therein (the "TRV Trustees") and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Declaration is qualified as an indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Pursuant to the Declaration, the number of TRV Trustees will initially be four. Two of the TRV Trustees (the "Regular Trustees") will be persons who are employees or officers of, or affiliated with, the Company. The third TRV Trustee will be a financial institution unaffiliated with the Company that will serve as property trustee under the Declaration and as indenture trustee with respect to the Preferred Securities for purposes of the 1939 Act (the "Institutional Trustee"). The fourth TRV Trustee will be a financial institution or an affiliate thereof which maintains a principal place of business in the State of Delaware, meeting the requirements of the Delaware Act (the "Delaware Trustee"). Initially, The Chase Manhattan




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Bank, a  New York banking association  ("Chase"), will act  as the Institutional
Trustee and Chase Manhattan Bank Delaware, a banking association with its principal place of business in the State of Delaware, will act as the Delaware Trustee until removed or replaced by the holder of the Common Securities. The Preferred Securities will be guaranteed by the Company on a subordinated basis with respect to distributions and payments upon liquidation, redemption or otherwise (the "Guarantee") pursuant to the Preferred Securities Guarantee Agreement dated as of ________, 199_ (the "Guarantee Agreement") between the
Company  and Chase,  as Trustee (the  "Guarantee Trustee").   The assets  of the
Trust will consist of ____% Junior Subordinated Deferrable Interest Debentures due ___________, 203_ (the "Subordinated Debentures") of the Company which will be issued under an indenture, dated as of _________, 199_ (the "Indenture"),
between the  Company and  Chase, as  Trustee (the  "Indenture Trustee").   Under
certain circumstances, the  Subordinated Debentures will be distributable to the
holders of  undivided beneficial  interests in  the assets  of the  Trust.   The
Preferred Securities, the Guarantee and the Subordinated Debentures are referred to herein as the "Securities."

          The Offerors wish to confirm as follows their agreement with you and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Preferred Securities by the Underwriters.

          1.   Registration  Statement  and  Prospectus.    The   Offerors  have
               ----------------------------------------
prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (File No. 333-12439) under the Securities Act (the "registration statement"), including a prospectus subject to completion relating to the Securities. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Preferred Securities may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If an additional registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Securities Act (an "Additional Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Additional Registration Statement. The term "Base Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement. The term "Prospectus" as used in this Agreement means the Base Prospectus together with the prospectus supplement or supplements relating to the Preferred Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act. The term "Prepricing Prospectus" as used in this Agreement means the prospectus supplement subject to completion relating to the Preferred Securities together with the Base Prospectus as such prospectus shall have been amended from time to time prior to the date of such prospectus supplement and filed with the Commission pursuant to Rule 424(b) under the Securities Act. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-3 under the Securities Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.







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          2.   Agreements to  Sell  and  Purchase.   The  Trust  hereby  agrees,
               ----------------------------------
subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Offerors herein contained and subject to all the terms and conditions set forth herein each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $25 per Firm Preferred
Security, plus accrued distributions, if any, from            ,
                                                   -----------
199  ,  the number of Firm  Preferred Securities set forth opposite  the name of
   --
such Underwriter in Schedule I hereto (or such number of Firm Preferred Securities increased as set forth in Section 10 hereof).

          The Company agrees that, in view of the fact that the proceeds of the sale of the Preferred Securities will be invested in the Subordinated Debentures, it shall pay to the Underwriters as compensation ("Underwriters' Compensation") for their arranging the investment of the proceeds therein, on the Closing Date, $ per Firm Preferred Security, provided, however, that
                    -----
such compensation shall be $                per Preferred Security for each sale
                            ---------------
of 10,000 or more Firm Preferred Securities to a single purchaser. The Underwriters shall inform the Company in writing on the Closing Date of the aggregate number of Firm Preferred Securities so sold.

          The Trust also  agrees, subject  to all the  terms and conditions  set forth herein, to sell to the Underwriters, and upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company pursuant to an option (the "over-allotment option") which may be exercised at any one time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to
                                                                            ----
         Additional Preferred Securities at the  same purchase price as the Firm
--------
Preferred  Securities, plus accrued distributions, if any, from                ,
                                                                 --------------
199  .  Upon exercise of  the over-allotment option, each Underwriter, severally
   --
and not jointly, agrees to purchase that number of Additional Preferred Securities (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the aggregate number of Additional Preferred Securities to be purchased by the Underwriters as the number of Firm Preferred Securities set forth opposite the name of such Underwriter bears in Schedule I hereto (or such number of Firm Preferred Securities increased as set forth in Section 10 hereof) to the aggregate number of Firm Preferred Securities. The Company agrees that it will pay Underwriters' Compensation on the Option Closing Date in the amounts per Preferred Security set forth in the immediately preceding paragraph with respect to any Additional Preferred Securities purchased by the Underwriters.

          3.   Terms of Public Offering.  The Offerors have  been advised by you
               ------------------------
that the Underwriters propose to make a public offering of their respective portions of the Preferred Securities as soon as the Underwriters deem advisable after the Registration Statement has become effective, this Agreement has been executed and delivered, and the Declaration, the Guarantee Agreement and the Indenture have been qualified under the 1939 Act. The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase an equivalent amount of the Subordinated Debentures.

          4.   Delivery  of  the  Preferred Securities  and  Payment  Therefor.
               ---------------------------------------------------------------
Delivery to the Underwriters of and payment for the Firm Preferred Securities shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, at 8:30 A.M., New York City time, on ___________, 199_ (the "Closing Date"). The place of closing for the Preferred Securities and the Closing Date may be varied by agreement between you and the Company.

          Delivery to the Underwriters of and payment for any Additional Preferred Securities to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving



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of the notice hereinafter referred to, as shall be specified in a written notice from you  to the  Offerors of  the Underwriters'  determination to purchase  the
number of Additional  Preferred Securities specified in such notice.   The place
of closing for any Additional Preferred Securities and the Option Closing Date for such Additional Preferred Securities may be varied by agreement between you and the Offerors.


          The Firm Preferred Securities and any Additional Preferred Securities which the Underwriters may elect to purchase shall be delivered to you for the accounts of the several Underwriters registered in the name of CEDE & CO., as nominee for the Depository Trust Company, against payment of the purchase price therefor in immediately available funds. The Preferred Securities to be delivered to the Underwriters shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be.

          5.   Agreements of the Offerors.   The Offerors jointly and  severally
               --------------------------
agree with the  several Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto (or any Additional Registration Statement) to be declared or to become effective before the offering of the Securities may commence, the Offerors will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment (or any Additional Registration Statement) has become effective.

          (b) The Offerors will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Securities Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Securities Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Offerors will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c)  The Offerors will furnish to you, without charge, (i)
                                                                     -----------
  copies (which may be photocopies)  of the registration statement as originally
-
filed with the Commission via EDGAR and of each amendment thereto so filed, including financial statements and all exhibits to the registration statement, and will furnish you with an equal number of copies of executed signature pages regarding the same, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request and (iii) such number of copies of the Declaration, the Guarantee and the Indenture and of the Incorporated Documents, as you may reasonably request.

          (d) Prior to the end of the period of time referred to in the first sentence in subsection (f) below, the Offerors will not file any amendment to the Registration Statement or any Additional Registration Statement or make any amendment or supplement to the Prospectus to which you shall reasonably object or file any Form 8-K which upon filing becomes an Incorporated Document and of which






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you  shall not  previously have  been  advised (other  than Form  8-Ks  filed in connection with debt offerings by the Company).

          (e) Prior to the execution and delivery of this Agreement, the Offerors have delivered to you, without charge, in such quantities as you have reasonably requested, copies of each Prepricing Prospectus. The Offerors consent to the use, in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Preferred Securities are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Offerors.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a Prospectus is required by the Securities Act to be delivered in connection with sales by any Underwriter or dealer, the Offerors will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Offerors' consent to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Securities Act and with the securities or Blue Sky laws of the jurisdictions in which the Preferred Securities are offered by the several Underwriters and by all dealers to whom Preferred Securities may be sold, both in connection with the offering and sale of the Preferred Securities and for such period of time thereafter as the Prospectus is required by the Securities Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Offerors or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Securities Act or any other law, the Offerors will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof.

          (g) The Offerors will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company or the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Preferred Securities, in any jurisdiction where it is not now so subject.

          (h) The Offerors will make generally available to the Trust's security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (i) During the period of three years hereafter, the Company will furnish to you, upon your request (i) as soon as available, a copy of each report of the Company mailed to stockholders and a copy of each Annual Report on Form 10-K, each quarterly report on Form 10-Q and each current report on Form 8-K filed by the Company with the Commission under the Exchange Act, and (ii) from time to time such other information concerning the Company as you may reasonably request, and the Trust will furnish to you, upon your request, a copy of each report of the Trust mailed to holders of Preferred Securities or Common Securities.







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          (j)  If this  Agreement shall terminate  or shall be  terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Offerors to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representatives for all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

          (k) The Trust will apply the net proceeds from the sale of the Preferred Securities, and the Company will apply the net proceeds from the sale of the Subordinated Debentures, substantially in accordance with the description set forth in the Prospectus.

          (l) The Offerors will timely file the Prospectus pursuant to Rule 424(b) under the Securities Act.

          (m) Each of the Trust and the Company agree, during the period beginning on the date of this Agreement and continuing to and including the date that is 60 days after the Closing Date, not to offer, sell, contract to offer, sell or otherwise dispose of any preferred securities, any preferred stock or any other securities (including any backup undertakings for such preferred stock or other securities) of the Company or of the Trust, in each case that are substantially similar to the Preferred Securities, or any securities convertible into or exchangeable for the Preferred Securities or such substantially similar securities of either the Trust or the Company, except Preferred Securities offered pursuant to the Base Prospectus, without the prior written consent of Smith Barney Inc.

          (n) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Preferred Securities to facilitate the sale or resale of the Preferred Securities.

          6.   Representations and  Warranties of  the Offerors.   The  Offerors
               ------------------------------------------------
jointly and severally represent and warrant to, and agree with, each Underwriter that:

          (a)  The  Prepricing Prospectus dated               , 19   complied in
                                                --------------    --
all material respects with the provisions of the Securities Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, any Additional Registration Statement when filed with the Commission pursuant to Rule 462(b) under the Securities Act and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Securities Act complied or will comply in all material respects with the provisions of the Securities Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with (i) information relating to any Underwriter furnished to the Offerors in writing by or on behalf of any Underwriter through you expressly for use therein, or (ii) the Statement of Eligibility and Qualification (Form T-1) under the 1939 Act of each of the Institutional Trustee, the Guarantee Trustee and the Indenture Trustee.

          (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder,








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any further Incorporated Documents so  filed will, when they are  filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (d) The execution and delivery of, and the performance by the Company and the Trust of their respective obligations under this Agreement have been duly and validly authorized by the Company and the Trust, respectively, and this Agreement has been duly executed and delivered by the Company and the Trust.

          (e) The Preferred Securities have been duly and validly authorized by the Declaration and, when executed by the Trust and authenticated by the Institutional Trustee in accordance with the Declaration and delivered to you against payment therefor in accordance with the terms hereof, will be validly issued and (subject to the terms of the Declaration) will be fully paid and non-assessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Declaration and will conform to all statements relating thereto contained in the Registration Statement and the Prospectus, and any amendment or supplement thereto; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; holders of Preferred
Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the General Corporation Law of the State of Delaware; and the Preferred Securities have been registered under the Exchange Act and authorization for listing the Preferred Securities on the New York Stock Exchange has been given.

          (f) The Declaration has been duly and validly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company and the Regular Trustees, and assuming due execution and delivery by the Institutional Trustee and the Delaware Trustee, the Declaration will be a valid and legally binding obligation of the Company and the Regular Trustees, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Declaration has been (or will have been) duly qualified under the 1939 Act and conforms to the description thereof in the Registration Statement and the Prospectus, and any amendment or supplement thereto.

          (g) The Guarantee has been duly and validly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company, and assuming due execution and delivery by the Guarantee Trustee, the Guarantee will be a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Guarantee has been (or will have been) duly qualified under the 1939 Act and conforms to the description thereof in the Registration Statement and the Prospectus, and any amendment or supplement thereto.

          (h) The Indenture has been duly and validly authorized by the Company and, at the Closing Date, will have been duly executed and delivered by the Company, and assuming due execution and delivery by the Indenture Trustee, the Indenture will be a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Indenture has been (or will have been) duly qualified under the 1939 Act and conforms to the description thereof in the Registration Statement and the Prospectus, and any amendment or supplement thereto.

          (i) The Subordinated Debentures have been duly and validly authorized by the Company and, when authenticated by the Indenture Trustee in the manner provided for in the Indenture and issued in accordance with the Indenture and delivered to the Trust against payment therefor as described in the Registration Statement and the Prospectus, and any amendment or supplement thereto, will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and will be in the form contemplated by, and entitled to the benefits of, the Indenture and conforms to the description thereof in the Registration Statement and the Prospectus, and any amendment or supplement thereto.

          (j) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus, and any amendment or supplement thereto, and to enter into and perform its obligations under this Agreement, the Preferred Securities and the Declaration and is not required to be authorized to do business in any other jurisdiction; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus, and any amendment or supplement thereto; the Trust will be classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

          (k) The Regular Trustees of the Trust are officers of the Company and have been duly authorized by the Company to execute and deliver the Declaration.

          (l) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to enter into and perform its obligations under this Agreement, the Declaration, the Indenture, the Guarantee and the Subordinated Debentures, and to purchase, own and hold the Common Securities issued by the Trust.

          (m) The consolidated historical and pro forma financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply as to form in all material respects with the requirements of the Securities Act. Such historical financial statements present fairly the consolidated financial position of the Company and its subsidiaries at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated in accordance with generally accepted accounting principles consistently applied throughout such periods. The pro forma financial statements have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are, in the Company's opinion, reasonable.

          (n) The Offerors have not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Preferred Securities, will not distribute any offering materials in connection with the offering and sale of the Preferred Securities other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Securities Act.

          (o)  No  holder of any  security of the  Company or the  Trust has any right to require registration of the Preferred Securities or of any other security of the Company or the Trust because of the filing of the registration statement or the consummation of the transactions contemplated by this Agreement.

          (p) Neither the Trust nor the Company is now, nor after giving effect to the transactions contemplated hereby will be, and neither the Trust nor the Company is controlled by, or acting on behalf of any person which is, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          7.   Indemnification  and Contribution.  (a) Each of the Trust and the
               ---------------------------------
Company jointly and severally agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Offerors by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) to the extent that any such loss, claim, damage, liability or expense arises from the sale of the Preferred Securities by such Underwriter to any person if it shall be established that a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Securities Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus and such correction would have cured the defect giving rise to such loss, claim, damage, liability or expense, provided that the Offerors have delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Trust or the Company may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Trust or the Company, such Underwriter or such controlling person shall promptly notify the Trust and the Company, and the Trust or the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Trust or the Company has agreed in writing to pay such fees and expenses, (ii) the Trust or the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Trust or the Company, and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Trust or the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Trust or the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Trust and the Company together shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Trust and the Company shall not be liable for any settlement of any such action, suit or proceeding effected without the Company's written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Trust and the Company agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Company, the Company's directors, the Company's officers and the TRV Trustees who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Trust and the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Trust, the Company, any of the Company's directors, any such officer or trustee, or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Trust or the Company by paragraph (b) above (except that if the Trust or the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Trust, the Company, the Company's directors, any such officer or trustee, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d)  If  the  indemnification  provided  for  in  this  Section  7  is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other hand from the offering of the Preferred Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total Underwriting Compensation received by the
Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Trust and the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Preferred Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7 are several in proportion to the respective numbers of Preferred Securities set forth opposite their names in Schedule I hereto (or such numbers of Preferred Securities increased as set forth in Section 10 hereof) and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent relating to any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault or culpability by or on behalf of any indemnified party.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall  be paid by the  indemnifying party to the  indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Trust and the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Trust, the Company, the Company's directors or officers, the TRV Trustees, or any person controlling the Company, (ii) acceptance of any Preferred Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Trust, the Company, the Company's directors or officers, the TRV Trustees, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Section 7.

          8.   Conditions  of Underwriters' Obligations.  The obligations of the
               ----------------------------------------
several Underwriters to purchase and pay for the Securities as provided herein shall be subject to the accuracy, as of the date of this Agreement and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Offerors herein, to the performance by the Offerors of their obligations hereunder, and to the following additional conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto (or an Additional Registration Statement) to be declared or to become effective before the offering of the Preferred Securities may commence, the registration statement or such post-effective amendment or Additional Registration Statement shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Securities Act shall have been timely made; and no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Offerors or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the business or properties of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters, including the Representatives, materially impairs the investment quality of the Preferred Securities, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Preferred Securities.

          (c) You shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom, special counsel to the Offerors, substantially in the form attached hereto as Exhibit A.

          In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States, the State of New York or the State of Delaware, provided that (i) each such local counsel is acceptable to the Representatives, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to them and their counsel, and (iii) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon. Insofar as such opinions involve factual matters, such counsel may rely, to the extent such counsel deems proper, upon certificates of officers of the Company, its subsidiaries and the Trust and certificates of public officials.

          (d) You shall have received an opinion, dated the Closing Date, of Charles O. Prince, III, Esq., Executive Vice President and General Counsel of the Company, substantially in the form attached hereto as Exhibit B.

          (e) You shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom, special tax counsel to the Company and the Trust, substantially in the form attached hereto as Exhibit C.

          (f) You shall have received an opinion, dated the Closing Date, of Seward & Kissel, counsel to Chase, substantially in the form attached hereto as Exhibit D.

          (g) You shall have received an opinion, dated the Closing Date, of Dewey Ballantine, counsel for the Underwriters, substantially in the form attached hereto as Exhibit E.


          (h) The Company and the Trust shall each have furnished to a certificate, dated the Closing Date, and, in the case of the Company, signed by the Chairman of the Board, any Vice Chairman, the President, any Executive Vice President, any Vice President, the Treasurer or Firoz B. Tarapore, a Deputy Treasurer of the Company, and the principal financial or accounting officer of the Company and, in the case of the Trust, signed by one of the Regular Trustees to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that:


            (i) the representations and warranties of the Company or the Trust, as the case may be, in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company or the Trust, as the case may be, has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied by it hereunder at or prior to the Closing Date;

           (ii) no stop order suspending the effectiveness of Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to their knowledge, threatened;

          (iii) the Registration Statement, including any supplements or amendments thereto, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, including any supplements or amendments thereto, does not contain any un-true statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and since the effective date of the Registration Statement there has not occurred any event concerning which information is required to be contained in an amended or supplemented Prospectus concerning which such information is not contained therein; and

           (iv) there have been no material adverse changes in the general affairs of the Company and its subsidiaries taken as a whole or the Trust, as the case may be, or in the financial position as shown by information contained in the Registration Statement and the Prospectus, other than changes disclosed in or contemplated by the Registration Statement and the Prospectus.

          (i) You shall have received on the Closing Date a letter from KPMG Peat Marwick LLP, dated the Closing Date, substantially in the form heretofore approved by you.

          (j) On or after the date of this Agreement no downgrading shall have occurred in the rating accorded the Preferred Securities or the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act).

          (k) The Preferred Securities shall have been registered under the Exchange Act and shall have been listed or approved for listing on the New York Stock Exchange.

          (l) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

          The obligations of the Underwriters to purchase any Additional Preferred Securities hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in this Section 8 shall be dated the Option Closing Date and shall be revised to reflect the sale of the Additional Preferred Securities.

          9.   Expenses.   The  Company agrees  to pay  the following  costs and
               --------
expenses and all other costs and expenses incident to the performance by it and by the Trust of its and the Trust's respective and joint obligations hereunder:
(i)  the preparation,  printing or  reproduction,  and filing  (including filing fees) with  the Commission  of the  registration statement (including  financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, each amendment or supplement to any of them, this Agreement, the Declaration, the Guarantee, the Indenture and the Statement of Eligibility and Qualification of each of the Institutional Trustee, the Guarantee Trustee and the Indenture Trustee; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the documents incorporated by reference in the Registration Statement, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Preferred Securities; (iii) the preparation, printing (or reproduction), execution and delivery of the Declaration, the Guarantee and the Indenture and the preparation, printing, authentication, issuance and delivery of the Securities, including any stamp taxes in connection with the original issuance and sale of the Preferred Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Preferred Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Preferred Securities on the New York Stock Exchange; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as provided in

Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing (or reproduction), and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the reasonable fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the fees and expenses of the Institutional Trustee, the Delaware Trustee, the Guarantee Trustee and the Indenture Trustee; (ix) the fees and expenses associated with obtaining ratings for the Preferred Securities from nationally recognized statistical rating organizations; (x) the transportation and other expenses incurred by or on behalf of representatives of the Offerors (other than the Underwriters and their representatives) in connection with presentations to prospective purchasers of the Preferred Securities; and (xi) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Offerors.

          10.  Effective  Date  of  Agreement.    This  Agreement  shall  become
               ------------------------------
effective: (i) upon  the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto or an Additional Registration Statement to be declared effective before the offering of the Preferred Securities may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission or, in the case of an Additional Registration Statement, upon the filing of such Additional Registration Statement. Until such time as this Agreement shall have become effective, it may be terminated by the Company or the Trust, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Offerors.

          If any one or more of the Underwriters shall fail or refuse to purchase Firm Preferred Securities which it or they are obligated to purchase hereunder, and the aggregate number of Firm Preferred Securities which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of the Firm Preferred Securities, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Preferred Securities set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Preferred Securities set forth opposite the names of all non-defaulting Underwriters, to purchase the Firm Preferred Securities which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Preferred Securities and the aggregate number of Firm Preferred Securities with respect to which such default occurs is more than one-tenth of the aggregate number of the Firm Preferred Securities and arrangements satisfactory to you and the Offerors for the purchase of such Firm Preferred Securities by one or more non-defaulting Underwriters or other party or parties approved by you and the Offerors are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Offerors. In any such case which does not result in termination of this Agreement, either you or the Offerors shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in
Schedule I hereto who, with your approval and the approval of the Offerors, purchases Firm Preferred Securities which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

          Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          11.  Termination of  Agreement.   This Agreement  shall be  subject to
               -------------------------
termination in your absolute discretion, without liability on the part of any Underwriter to the Offerors, by notice to the Offerors, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Preferred Securities) there shall have occurred:
(i) any suspension or
limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (ii) any banking moratorium declared by Federal or New York authorities; or (iii) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          12.  Information Furnished by  the Underwriters.    The statements set
               ------------------------------------------
forth in the last paragraph on the cover page, the stabilization legend on the third page, and the statements in the first paragraph, the seventh paragraph, the ninth paragraph and the tenth paragraph under the caption "Underwriting" in the Prospectus Supplement and the stabilization legend on the third page in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

          13.  Miscellaneous.  Except as otherwise provided herein, notice given
               -------------
pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Offerors, to the Company, or to the Trust care of the Company, at the office of the Company at 388 Greenwich Street, New York, New York 10013, Attention: Charles O. Prince, III, Esq., Executive Vice President and General Counsel, with a copy to Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York 10022, Attention: Kenneth J. Bialkin; or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division, with a copy to General Counsel, Investment Banking Division, and to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, Attention: Frederick W. Kanner.

          This Agreement has been and is made solely for the benefit of the several Underwriters, the Trust, the Company, the Company's directors and officers, the TRV Trustees, and the other controlling persons referred to in
Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Preferred Securities in his status as such purchaser.

          14.  Applicable Law; Counterparts.   This Agreement shall  be governed
               ----------------------------
by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement among the Trust, the Company and the several Underwriters.


                                   Very truly yours,


                                   TRAVELERS CAPITAL I


                                   By _____________________
                                        as Regular Trustee


                                   By _____________________
                                        as Regular Trustee



                                   TRAVELERS GROUP INC.


                                   By _____________________
                                      Name:
                                      Title:


Confirmed as of the date first
above mentioned on behalf of
themselves and the other several
Underwriters named in Schedule I
hereto.

SMITH BARNEY INC.
[OTHER CO-MANAGERS]


As Representatives of the Several Underwriters

By  SMITH BARNEY INC.



By    . . . . . . . . . . . .
       Managing Director

                                   SCHEDULE I


                               TRAVELERS CAPITAL I
                        ____% Trust Preferred Securities



                                                               Number of Firm
Underwriters                                                Preferred Securities
------------                                                --------------------

Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . . .
                                                              -----------------

     Total  . . . . . . . . . . . . . . . . . . . . . . . . .
                                                              =================




























































                                           1